UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016 (April 26, 2016)

TENNECO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On April 26, 2016, Tenneco Inc. announced its first quarter 2016 results of operations.  Exhibit 99.1 to this Current Report on Form 8-K presents the company’s press release, including the company’s consolidated statements of income, balance sheets and statements of cash flows for the periods ended March 31, 2015 and 2016, as released by the company on April 26, 2016, and such Exhibit is incorporated herein by reference.  Exhibit 99.1 also includes information regarding (a) the company’s scheduled conference call to discuss the company’s results of operations for the first quarter of 2016 and other matters that may impact the company’s outlook and (b) the company’s annual meeting of shareholders to be held on Wednesday May 18, 2016.

Item 9.01       Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date:	April 26, 2016	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel
and Corporate Secretary